UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2006 (June 30, 2006)
MARSH SUPERMARKETS, INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	000-01532 (Commission File Number)	35-0918179 (IRS Employer Identification No.)
9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (317) 594-2100
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
     The disclosure set forth under Item 2.05 below is incorporated herein by reference.
Item 2.05 Costs Associated with Exit or Disposal Activities.
     As part of the ongoing efforts to reduce expenses and to improve the financial condition of Marsh Supermarkets, Inc. (the “Company”), effective as of June 30, 2006, the lease with respect to the Company’s Marsh supermarket located in Naperville, Illinois was terminated, pursuant to a Lease Termination Agreement (the “Agreement”) between Marsh Supermarkets of Illinois, Inc., a wholly owned subsidiary of the Company, and Kite Realty Naperville, LLC (“Kite”). The Company intends to close the Naperville store by the end of this month.
     Under the Agreement, the Company will pay Kite a lease termination fee of $5 million, of which $2.5 million was payable immediately and $2.5 million will be payable without interest over two years in equal monthly installments under a Promissory Note granted by Marsh Supermarkets of Illinois, Inc. to Kite on June 30, 2006. The Company has guaranteed payment of the Promissory Note.
     In connection with the closing of the Naperville store, the Company expects to incur accounting charges of approximately $5.0 million. The total charges include (i) an estimated $1.5 million related to the real estate lease commitment; (ii) an estimated $3.1 million related to equipment lease commitments; and (iii) an estimated $0.4 million related to employee severance and relocation. The total cash expenditures in connection with the lease termination and store closing are expected to be approximately $8.3 million, which is net of anticipated proceeds of $1.4 million from the sale of equipment. The amounts of these charges and cash expenditures are preliminary and remain subject to change pending, among other factors, the outcome of negotiations with third parties.
Item 8.01. Other Events
     The disclosure set forth under Item 2.05 above is incorporated herein by reference.
Where to Find Additional Information
     The Company has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and will file with the SEC and mail to its shareholders a definitive proxy statement in connection with the proposed merger with MSH Supermarkets Holdings Corp. (“MSH Supermarkets”). Investors are urged to carefully read the preliminary proxy statement, the definitive proxy statement, and any other relevant documents filed with the SEC when they become available, because they will contain important information about the Company and the proposed merger. The definitive proxy statement will be mailed to the shareholders of the Company prior to the shareholder meeting. In addition, investors and security holders may obtain free copies of the preliminary proxy statement, and will be able to obtain free copies of the definitive proxy statement, when it becomes available, and other documents filed by the Company with the SEC, at the Web site maintained by the SEC at www.sec.gov. These documents may also be accessed and downloaded for free from the Company’s Web site at www.marsh.net, or copies may be obtained, without charge, by directing a request to Chief Financial Officer, Marsh Supermarkets, Inc., 9800 Crosspoint Boulevard, Indianapolis, Indiana 46256, (317) 594-2628.
Participants in the Solicitation
     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement relating to its 2005 annual meeting of shareholders, which was filed with the SEC on June 23, 2005. Additional information regarding the interests of participants in the solicitation is contained in the preliminary proxy statement on file with the SEC and will be set forth in the definitive proxy statement to be filed with the SEC in connection with the proposed transaction.
Cautionary Note Regarding Forward-Looking Statements
     This Current Report on Form 8-K includes certain forward-looking statements (statements other than those made solely with respect to historical fact). Actual results could differ materially and adversely from those contemplated by the forward-looking statements due to known and unknown risks and uncertainties, many of which are beyond the Company’s control. The forward-looking statements and the Company’s future results, liquidity and capital resources are subject to risks and uncertainties including, but not limited to, the following: uncertainty regarding the purported class and derivative actions filed against the Company’s directors, its former president and Sun Capital Partners, Inc.; uncertainty regarding the outcome of the litigation concerning the Company’s obligations under the MSH Supermarkets merger agreement; uncertainty regarding closing of the proposed transaction with MSH Supermarkets and the effect of the unsolicited communications from Cardinal Paragon, Inc. and Drawbridge Special Opportunities Advisors LLC on the vote of the Company’s shareholders on the MSH Supermarkets merger agreement; the entry of new or remodeled competitive stores into the Company’s market areas; the level of discounting and promotional spending by competitors; the Company’s ability to improve comparable store sales; the level of margins achievable in the Company’s operating divisions; the stability and timing of distribution incentives from suppliers; changes in the terms on which suppliers require the Company to pay for store merchandise; softness in the local economy; the Company’s ability to control expenses including employee medical costs, labor, credit card fees, and workers compensation and general liability expense; uncertainties regarding gasoline prices and margins; the success of the Company’s new and remodeled stores; uncertainties regarding the cost savings of store closings and other restructuring efforts; uncertainties regarding future real estate gains due to limited real estate holdings available for sale; potential interest rate increases on variable rate debt, as well as terms, costs and the availability of capital; the Company’s ability to collect outstanding notes and accounts receivable; uncertainties related to state and federal taxation and tobacco and environmental legislation; uncertainties associated with pension and other retirement obligations; uncertainties related to the outcome of pending litigation; the timely and on budget completion of store construction, conversion and remodeling; and other known and unknown risks and uncertainties. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 6, 2006

MARSH SUPERMARKETS, INC.
By:	/s/ Douglas W. Dougherty
	Name:	Douglas W. Dougherty
	Title:	Executive Vice President-Finance and Administration